Contract #:  830047
                                                              ------

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE FT-1

        This Service Agreement, made and entered into this 20th day of May, 1998, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and CONNECTICUT NATURAL GAS CORPORATION (herein called "Customer", whether one or more),

                         W I T N E S S E T H:

        WHEREAS, Customer and Pipeline are parties to an executed service agreement under Pipeline's Rate Schedule CDS (Pipeline Contract No. 820009 ("Contract No. 820009")); and

        WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede Contract No. 820009 and convert Customer's existing capacity entitlements under Contract No. 820009 into this Service Agreement;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                    ARTICLE I

                                SCOPE OF AGREEMENT

        Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer s account quantities of natural gas up to the following quantity:

              Maximum Daily Quantity (MDQ)    30,644 dth

                 provided, however, that Customer and Pipeline shall have six (6) options to reduce the MDQ under this Service Agreement as set forth below. Such options to reduce the MDQ under this Service Agreement require two (2) years prior written notice. Such options to reduce the MDQ under this Service Agreement: (1) shall not be cumulative; (2) must be exercised sequentially; and (3) are available to reduce the MDQ by any amount not in excess of the











                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



        following quantities: (i) First Option--up to 7,355 Dth with such reduction becoming effective on November 1, 1999, or any November 1 thereafter but prior to and including November 1, 2004; (ii) Second Option--up to 4,290 Dth with such reduction becoming effective on November 1, 2000, or any November 1 thereafter but prior to and including November 1, 2004; (iii) Third Option--up to 4,290 Dth with such reduction becoming effective on November 1, 2001, or any November 1 thereafter but prior to and including November 1, 2004; (iv) Fourth Option--up to 4,290 Dth with such reduction becoming effective on November 1, 2002, or any November 1 thereafter but prior to and including November 1, 2004; (v) Fifth Option--up to 4,290 Dth with such reduction becoming effective on November 1, 2003, or any November 1 thereafter but prior to and including November 1, 2004; and (vi) Sixth Option--up to 6,129 Dth with such reduction becoming effective on November 1, 2004. In the event either Customer or Pipeline exercises its right to reduce the MDQ of this Service Agreement as set forth in this
        ARTICLE I, any such reduction(s) will be subject to Pipeline's right of pregranted abandonment or Customer's right of first refusal, as applicable, as set forth in ARTICLE II of this Service Agreement.

        Pipeline shall receive for Customer s account, at those points on Pipeline s system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer s MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer s account, at those points on Pipeline s system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), such daily quantities tendered up to such Customer s MDQ.

        Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

        In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ,

                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



   for Customer's account, as requested on any day.


                              ARTICLE II

                          TERM OF AGREEMENT

        The term of this Service Agreement shall commence on June 1, 1998 and, subject to the provisions of ARTICLE I of this Service Agreement, shall continue in force and effect until October 31, 2004 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of October 31, 2004, or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

        THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE
   GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

        Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                              ARTICLE III

                             RATE SCHEDULE

        This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.



                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



        Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

        Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in
   Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                              ARTICLE IV

             POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

        The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

        Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.


                               ARTICLE V

                               QUALITY

        All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly

                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



   provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.


                              ARTICLE VI

                               ADDRESSES

        Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certi-fied, or regular mail to the post office address of the parties hereto, as the case may be, as follows:


        (a) Pipeline:    TEXAS EASTERN TRANSMISSION CORPORATION
                         5400 Westheimer Court
                         Houston, TX  77056-5310


        (b) Customer:    CONNECTICUT NATURAL GAS CORPORATION
                         P.O. BOX 1500
                         100 Columbus Boulevard
                         Hartford, CT  06144

   or such other address as either party shall designate by formal written notice.












                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



                                   ARTICLE VII

                                   ASSIGNMENTS

        Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to
   Section 3.14 of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                   ARTICLE VIII

                                  INTERPRETATION

        The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

        This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.
















                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)



                                    ARTICLE IX

                   CANCELLATION OF PRIOR CONTRACT(S)

        This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

        service agreement dated November 15, 1996 between Pipeline and Customer
        under Pipeline's      Rate  Schedule  CDS   (Pipeline's  Contract  Nos.
        820009).








































                                                                       830047

                                  SERVICE AGREEMENT
                                FOR RATE SCHEDULE FT-1
                                     (Continued)




        IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                              TEXAS EASTERN TRANSMISSION CORPORATION



                              By S/ Tom O'Connor
                              --------------------------------------




   ATTEST:



   S/ Randall Coleman
   -------------------



                              CONNECTICUT NATURAL GAS CORPORATION



                              By S/ Edna M. Karanian
                              -----------------------------------


   ATTEST:



   S/ Jay Fletcher
   ------------------------











                                                                       830047
                                          8

                                                                                          Contract #  830047
                                                                                                      ------
                 EXHIBIT A, TRANSPORATION PATH FOR BILLING PURPOSES DATED                    ,
                           TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1 BETWEEN
                           TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                 CONNECTICUT NATURAL GAS CORPORATION ("Customer"), DATED                     :

   (1)   Customer's firm Point(s) of Receipt:
                                       Maximum Daily Receipt
                                          Obligation (plus
    Point of                           Applicable Shrinkage)      Measurement
    Receipt        Description                 (dth)           Responsibilities     Owner    Operator
    -------   ----------------------   ---------------------   ----------------     -----    --------
   75043     ANR - ST. LANDRY PARISH                 4,376       MI WI GAS PL     MI WI GAS  ANR P/L
             ST. LANDRY PARISH, LA                                                    PL
   72601     SEAGULL SHORELINE SYSTEM                4,974          SEAGULL        SEAGULL   SEAGULL
             MATAGORDA CO., TX                                     SHORELINE      SHORELINE  SHORELINE

    (2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

   Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.
                                                        Transportation
                       Transportation Path           Path Quantity (Dth/D)
                       -------------------           ---------------------
                       M1 to M3                         30,644

   SIGNED FOR IDENTIFICATION

   PIPELINE: S/ Tom O'Connor
             ------------------------
   CUSTOMER: S/ EMK
             ------------------------
   SUPERSEDES EXHIBIT A DATED:  ______________________


                                                                                           Contract #:830047
                                                                                                      ------
                        EXHIBIT B, POINT(S) OF DELIVERY, DATED                        ,
                           TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1 BETWEEN
                           TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                  CONNECTICUT NATURAL GAS CORPORATION ("Customer"), DATED                  :
                                           Maximum
                                            Daily                             Measurement
      Point of                            Delivery      Delivery Pressure      Responsi-
      Delivery        Description        Obligation        Obligation          bilities    Owner  Operator
      --------  -------------------------   (dth)   ------------------------- ----------- -----------------
                                         -----------
   1. 70087     ALGONQUIN - LAMBERTVILLE,  30,644   AS REQUESTED BY CUSTOMER,TX EAST TRAN TX EAST ALGONQUIN
                NJ HUNTERDON CO., NJ                NOT TO EXCEED 750 PSIG                TRAN
   2. 71078     ALGONQUIN - HANOVER, NJ    30,644   AS REQUESTED BY CUSTOMER,TX EAST TRAN TX EAST ALGONQUIN
                MORRIS CO., NJ                      NOT TO EXCEED 750 PSIG                TRAN
   3. 79513     SS-1 AND FSS-1 STORAGE      9,506   N/A                      N/A          N/A     N/A
                POINT                    04/01-10/31
                                            9,506
                                         11/01-03/31
    4.79823     AGT - CONNECTICUT NATRL- 0          N/A                      N/A          N/A     N/A
                FOR NOMINATION PURPOSES

   provided, however that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the points of delivery described above, including Pipeline's maximum daily delivery obligations under this and all other Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:
                                  AGGREGATE MAXIMUM DAILY
       POINT OF DELIVERY         DELIVERY OBLIGATION (DTH)
       -----------------         -------------------------
             No. 1                        54,617
             No. 2                        31,626
             No. 3                         9,506
   SIGNED FOR IDENTIFICATION
   PIPELINE: S/ Tom O'Connor
   CUSTOMER: S/ EMK
   SUPERSEDES EXHIBIT B DATED: ______________________

                                                                                           Contract #:830047
                                                                                                      ------
                   EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
                    DATED _____________, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
                        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                   CONNECTICUT NATURAL GAS CORPORATION ("CUSTOMER"), DATED________________:

                                         ZONE BOUNDARY ENTRY QUANTITY
                                                     Dth/D

                                                      TO

   FROM     STX  ETX  WLA  ELA  M1-24   M1-30 M1-TXG  M1-TGC  M2-24   M2-30 M2-TGX  M2-TGC     M2     M3

   STX                                                   963

   ETX                          2,610          1,457

   WLA                                           443     963
   ELA                                 24,554
   M1-24                                                      2,610

   M1-30                                                             24,554
   M1-TXG                                                                    1,900

   M1-TGC                                                                            1,926
   M2-24

   M2-30
   M2-TXG

   M2-TGC
   M2                                                                                            30,644

   M3



                                                                                           Contract #:830047
                                                                                                      ------
                                             EXHIBIT C (Continued)
                                      CONNECTICUT NATURAL GAS CORPORATION
                                          ZONE BOUNDARY EXIT QUANTITY
                                                     Dth/D

                                                      TO


   FROM   STX  ETX  WLA  ELA  M1-24 M1-30 M1-TXG M1-TGC M2-24   M2-30  M2-TXG  M2-TGC M2    M3

   STX
   ETX
   WLA
   ELA
   M1-24                                                   2,610
   M1-30                                                         24,554
   M1-TXG                                                                 1,900
   M1-TGC                                                                        1,926
   M2-24
   M2-30
   M2-TXG
   M2-TGC
   M2                                                                                       30,644
   M3

          SIGNED FOR IDENTIFICATION:

          PIPELINE: S/ Tom O'Connor
                   ------------------------------------------
          CUSTOMER:  S/ EMK
          ---------------------------------------------------
          SUPERSEDES EXHIBIT C DATED: